Joint Filer Information:

Name:  Mellon HBV Alternative Strategies Holdings LLC
Address:  One Mellon Center, Pittsburgh, PA  15258
Designated Filer:  Mellon Financial Corporation
Issuer and Ticker Symbol:  Seitel, Inc. (SELA)
Date of Event Requiring Statement:  July 2, 2004 (Amendment dated
7/30/2004)

Mellon HBV Alternative Strategies Holdings LLC and Mellon Financial Corporation are the direct and indirect parents of Mellon HBV Alternative Strategies LLC (the "Adviser") and as such may be deemed the beneficial owner of the securities of Seitel, Inc. beneficially owned by Funds managed by the Adviser.

Mellon HBV Alternative Strategies Holdings LLC hereby authorizes and designates Mellon Financial Corporation to execute and file on its behalf all further Forms 3, 4 and 5 (including any amendments thereto) that Mellon HBV Alternative Strategies Holdings LLC may be required to file with the Securities and Exchange Commission with respect to equity securities of Seitel, Inc. This authority shall continue until a revocation in writing is filed with the Securities and Exchange Commission.
	MELLON HBV ALTERNATIVE STRATEGIES HOLDINGS LLC
Signature:   By:   /s/ Carl Krasik
	Carl Krasik, Attorney-in-fact

Name:   Mellon HBV Alternative Strategies LLC
Address:   One Mellon Center, Pittsburgh, PA  15258
Designated Filer:   Mellon Financial Corporation
Issuer and Ticker Symbol:   Seitel, Inc. (SELA)
Date of Event Requiring Statement:   July 2, 2004 (Amendment dated
7/30/2004)

Mellon HBV Alternative Strategies LLC is the investment adviser of Mellon HBV Master Multi-Strategy Fund L.P. and certain other funds which hold securities of Seitel, Inc., and as such Mellon HBV Alternative Strategies LLC may be deemed the beneficial owner of the securities of Seitel, Inc. beneficially owned by these funds.

Mellon HBV Alternative Strategies LLC hereby authorizes and designates Mellon Financial Corporation to execute and file on its behalf all further Forms 3, 4 and 5 (including any amendments thereto) that Mellon HBV Alternative Strategies LLC may be required to file with the Securities and Exchange Commission with respect to equity securities of Seitel, Inc. This authority shall continue until a revocation in writing is filed with the Securities and Exchange Commission.
	MELLON HBV Alternative STRATEGIES LLC
Signature:   By:   /s/ Carl Krasik
	Carl Krasik, Attorney-in-fact


Name:   Mellon HBV Company, Ltd.
Address:   One Mellon Center, Pittsburgh, PA  15258
Designated Filer:   Mellon Financial Corporation
Issuer and Ticker Symbol:   Seitel, Inc. (SELA)
Date of Event Requiring Statement:   July 2, 2004 (Amendment dated
7/30/2004)

Mellon HBV Company, Ltd. is general partner of certain funds managed by Mellon HBV Alternative Strategies LLC, as investment adviser, and as such Mellon HBV Company, Ltd. may be deemed the beneficial owner of the securities of Seitel, Inc. beneficially owned by these funds.

Mellon HBV Company, Ltd. hereby authorizes and designates Mellon
Financial Corporation to execute and file on its behalf all further Forms 3, 4 and 5 (including any amendments thereto) that Mellon HBV
Company, Ltd. may be required to file with the Securities and
Exchange Commission with respect to equity securities of Seitel, Inc. This authority shall continue until a revocation in writing is filed with the Securities and Exchange Commission.
	MELLON HBV COMPANY, LTD.
Signature:   By:   /s/ Carl Krasik
	Carl Krasik, Attorney-in-fact


Name:   Mellon HBV Master Multi-Strategy Fund L.P.
Address:   One Mellon Center, Pittsburgh, PA  15258
Designated Filer:   Mellon Financial Corporation
Issuer and Ticker Symbol:   Seitel, Inc. (SELA)
Date of Event Requiring Statement:   July 2, 2004 (Amendment dated
7/30/2004)

Mellon HBV Master Multi-Strategy Fund L.P. is a fund which owns securities of Seitel, Inc.

Mellon HBV Master Multi-Strategy Fund L.P. hereby authorizes and designates Mellon Financial Corporation to execute and file on its behalf all further Forms 3, 4 and 5 (including any amendments thereto) that Mellon HBV Master Multi-Strategy Fund L.P. may be required to file with the Securities and Exchange Commission with respect to equity securities of Seitel, Inc. This authority shall continue until a revocation in writing is filed with the Securities and Exchange Commission.
	MELLON HBV MASTER MULTI-STRATEGY FUND L.P.
        By: MELLON HBV COMPANY, LTD. its general partner
Signature:   By:   /s/ Carl Krasik
	Carl Krasik, Attorney-in-fact